                                                                  EXHIBIT 10.60



                              AMENDMENT NO. 1 dated as of February 27, 1998 to the Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997 (the "Credit Agreement"), among DOVE ENTERTAINMENT, INC. (the "Borrower"), the Corporate Guarantors named therein and THE CHASE MANHATTAN BANK, as Lender (the "Lender").


                             INTRODUCTORY STATEMENT

          The Lender has made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

          The Borrower has requested, among other things, that certain provisions of the Credit Agreement be modified in order to provide for the making of additional loans to Dove Four Point, Inc. in connection with the production of the television motion picture tentatively entitled "Futuresport".

          The Borrower, the Corporate Guarantors and the Lender have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

          Therefore, the parties hereto hereby agree as follows:

          Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

          Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

(A) Article 1 of the Credit Agreement is hereby amended by inserting the following definitions in their correct alphabetical position:

          "Futuresport ABC Contract" shall mean that certain license agreement dated as of January 12, 1998, revised as of January 26, 1998, February 4, 1998 and February 13, 1998, between the Futuresport Borrower and American Broadcasting Companies, Inc.

          "Futuresport Borrower" shall mean Dove Four Point, Inc.

          "Futuresport Closing Date" shall mean the date on which the conditions precedent set forth in Section 4.3 have been satisfied or waived and the initial Futuresport Loan is made hereunder.

          "Futuresport Columbia Contract" shall mean that certain license agreement dated as of January 9, 1998, between Dove International, Inc. and Columbia Tristar Home Video with respect to worldwide video distribution rights for 'Futuresport'.

          "Futuresport Commitment Termination Date" shall mean June 30, 1998.

          "Futuresport Distribution Agreements" shall mean, collectively, the agreements entered into by the Futuresport Borrower or the Borrower, whether existing on the Futuresport Closing Date or thereafter executed, pursuant to which the Futuresport Borrower or the Borrower has licensed, leased, assigned or sold distribution, exhibition or other exploitation rights to "Futuresport" in any media or territory to any Person.

          "Futuresport Rights Agreements" shall mean, collectively, the following documents:


          (i) Writing Services Agreement dated as of February 3, 1997 between Dove Four Point, Inc. and Robert Wolfe with respect to the writing services of Robert Wolfe in connection with a teleplay tentatively entitled 'Futuresport' (the "Futuresport Screenplay");

         (ii) Letters dated January 13, 1997 and September 22, 1997, each from Dove Four Point, Inc. to Writers and Artists Agency confirming that Dove Four Point, Inc. has engaged Robert Wolfe to provide a first rewrite and a second rewrite of the Futuresport Screenplay;

         (iii) Certificate of Authorship dated February 13, 1998 from Robert Wolfe in favor of Dove Four Point, Inc.;

         (iv) Production Services Deal Memo dated as of January 6, 1998 between Dove Four Point, Inc. and MEC Futuresport Productions Inc.

          "Futuresport RTL Contract" shall mean that certain Deal Memo dated as of January 27, 1998, between Dove International, Inc. and RTL Plus Deutschland Fernshen GmbH & Co., KG with respect to 'Futuresport'.

(B)  Clause (xiii) of the definition of "Eligible Receivables" appearing in
     Article 1 of the Credit Agreement is hereby amended by adding the following clause at the end thereof:

     " or (3) with respect to 'Futuresport', amounts attributable to such Product (other than the proceeds of the Futuresport ABC Contract, the Futuresport Columbia Contract and the Futuresport RTL Contract) may be treated as Eligible Receivables (even though 'Futuresport' has not yet been Completed), provided that such amounts otherwise meet all of the applicable criteria for inclusion as Eligible Receivables; provided, further, that upon payment in full of the Futuresport Loans, amounts payable under the Futuresport ABC Contract, the Futuresport Columbia Contract and the Futuresport RTL Contract which have not previously been applied to repay the Futuresport Loans may also be treated as Eligible Receivables if such amounts otherwise meet all of the applicable criteria for inclusion as Eligible Receivables; or"

(C) The definition of "Commitment" appearing in Article 1 of the Credit Agreement is hereby amended by adding the words "(other than the Futuresport Loans)" immediately following the word "Loans" appearing in the first line therein.

(D) Section 2.1(a) to the Credit Agreement is hereby amended by adding the words "(excluding the Futuresport Loans)" immediately following the word "Loans" in such Section 2.1(a).

(E) Section 2.1(d) of the Credit Agreement is hereby amended by adding the parenthetical "(excluding the Futuresport Loans)" immediately following the word "Loans" appearing in the second line therein and third line therein.

(F) Section 2.1 to the Credit Agreement is hereby amended by adding the following clause (e) at the end thereof:

          "(e) In addition to the Loans contemplated pursuant to Section 2.1(a) and (b) above, the Lender agrees, upon the terms and subject to the conditions hereof, to make loans (the "Futuresport Loans") to the Futuresport Borrower, on any Business Day from the Futuresport Closing Date to but excluding the Futuresport Commitment Termination Date for use in paying (i) production costs in connection with the motion picture tentatively entitled "Futuresport", in amounts not to exceed $3,289,260 in the aggregate (the "Futuresport Production Commitment"), and (ii) all charges of the Lender in connection with "Futuresport", including, but not limited to, interest, bank fees and legal fees, in amounts not to exceed $210,740 in the aggregate (the "Futuresport Bank Charges Commitment"). The Futuresport Production Commitment and the Futuresport Bank Charges Commitment are collectively referred to herein as the "Futuresport Commitment". Once repaid, amounts constituting the Futuresport Commitment may not be reborrowed and the Futuresport Commitment shall be reduced accordingly."

(G) Section 2.2(c) to the Credit Agreement is hereby amended by adding the words "other than a Futuresport Loan" immediately preceding the words "in excess of the Borrowing Base" appearing in the proviso of such section.

(H) Section 2.2(e) to the Credit Agreement is hereby amended by adding the words "or the Futuresport Commitment, as the case may be" immediately following the words "Commitment" appearing therein.

(I) Section 2.2 to the Credit Agreement is hereby amended by adding the following clause (g) at the end thereof:

          "(g) The Lender shall disburse the proceeds of the Futuresport Loans directly into the Production Account for "Futuresport", located at Royal Bank of Canada, 1025 West Georgia Street, Vancouver, B.C. V7M 2J3, Account No. 2829-15507, ABA No. 00010- 003, Reference: "Futuresport", which account has been established for the sole purpose of paying production costs of such motion picture."

(J) Section 2.3(a) to the Credit Agreement is hereby amended in its entirety to read as follows

          "(a) The Loans made by the Lender hereunder shall be evidenced by promissory notes substantially in the forms of Exhibit A and A-2 (Production) and A-2 (Bank Charges) hereto (collectively, the "Note"), in the face amount of the Lender's Commitment, the Futuresport Production Commitment and Futuresport Bank Charges Commitment, respectively, payable to the order of the Lender, duly executed by the Borrower or the Futuresport Borrower, as the case may be, and dated the date of the Closing Date or Futuresport Closing Date, as the case may be. The outstanding principal balance of the Loans shall be payable on the Commitment Termination Date, except in the case of the Futuresport Loans, the outstanding principal balance of such loans shall be payable on October 31, 1998."

(K) Section 2.5(a) to the Credit Agreement is hereby amended by adding the words "(excluding the Futuresport Loans)" immediately following the words "outstanding Loans" appearing in the last line therein.

(L) Section 2.6(a) to the Credit Agreement is hereby amended by adding the words "(excluding the Futuresport Loans)" immediately following the word "Loans" appearing in the second to last line therein.

(M) Section 2.9(d) of the Credit Agreement is hereby amended by adding the words "(excluding the Futuresport Loans)" immediately after the word "Loans" appearing in the first and fourth lines therein.

(N) Section 2.9(e) of the Credit Agreement is hereby amended by adding the words "(excluding the Futuresport Loans)" immediately after the word "Loans" appearing therein.

(O) Section 2.9 of the Credit Agreement is hereby amended by adding the following clause (h) at the end thereof:

          "(h) In addition to the mandatory prepayment contemplated by Section 2.9(d), the Futuresport Borrower shall prepay the Futuresport Loans (i) in an amount equal to any balance in the Production Account for "Futuresport" remaining after all expenditures relating to the production of "Futuresport" shall have been paid, (ii) in an amount equal to and promptly upon the receipt of any other funds which shall be paid to the Futuresport Borrower in connection with that portion of the Collateral relating to "Futuresport" (other than the first $3,950,000 of the advance payable to the Futuresport Borrower by American Broadcasting Companies, Inc. pursuant to the Futuresport ABC Contract) and (iii) as otherwise provided in Article 8."

(P) Section 2.14(a) to the Credit Agreement is hereby amended by adding the words "(excluding the Futuresport Loans)" immediately after the words "loans then outstanding" appearing in clause (A) of the proviso of such section.

(Q) Section 2.14(h) of the Credit Agreement is hereby amended by adding the words "(excluding the Futuresport Loans)" immediately following the words "Loans outstanding" appearing in the second line therein.

(R) The Credit Agreement is hereby amended by adding the following Article 3A immediately prior to Article 4 appearing therein:

     "3A. ADDITIONAL REPRESENTATIONS AND COVENANTS RELATING TO "FUTURESPORT". In order to induce the Lender to make the Futuresport Loans, the Futuresport Borrower makes the following representations, warranties and covenants to the Lender:

          (a) Ownership of Copyright, etc. Futuresport Borrower owns under copyright sufficient motion picture, television and allied rights in the literary properties upon which the motion picture tentatively entitled "Futuresport" (hereinafter referred to as "Futuresport") is based to enable the Futuresport Borrower to produce such picture in accordance with, and to satisfy its obligations under, the Futuresport Distribution Agreements. Futuresport Borrower has duly recorded a Form PA covering the Futuresport Screenplay in the United States Copyright Office (and in no other offices) and delivered copies of all such recordation to the Lender. "Futuresport" and any Film Asset or any component part thereof will not violate or infringe upon any copyright, right of privacy, trademark, patent, trade name, performing right or any literary, dramatic, musical, artistic, personal, private, civil, contract or property right or any other right of any Person or contain any libelous or slanderous material. There is no claim, suit, action or proceeding pending or threatened against the Futuresport Borrower that involves a claim of infringement of any copyright with respect to "Futuresport" or any Film Asset and the Futuresport Borrower has no knowledge of any existing infringement by any other Person of any copyright held by the Futuresport Borrower with respect to "Futuresport" or any Film Asset.

          (b) Futuresport Rights Agreements. Futuresport Rights Agreements are the only documents and agreements pursuant to which the Futuresport Borrower obtained rights to the Film Assets for "Futuresport". True and complete copies of the various agreements constituting the Futuresport Rights Agreements and all agreements with all persons whose services in connection with "Futuresport" are a requirement of the Futuresport Distribution Agreements, have been furnished to the Lender and are consistent with the requirements of the Futuresport Distribution Agreements. At the time of each Futuresport Loan, the above mentioned agreements will be in full force and effect, all amounts required to be paid to prevent reversion of the rights under the Futuresport Rights Agreement shall have been paid in full and no party to any such agreements will be in default thereunder or have any accrued right of termination thereunder. Futuresport Borrower agrees that it will not amend, alter, modify or waive, or consent to any amendment, alteration, modification or waiver of, the Futuresport Rights Agreements without the consent of the Lender.

          (c) The Futuresport Borrower agrees that it will direct, or cause to be directed, payment of the first $3,950,000 payable to the Futuresport Borrower by ABC under the Futuresport ABC Contract, to the production account for 'Futuresport' set forth in Section 2.2(g) hereof.

(S)  Article 4 of the Credit Agreement is hereby amended by adding the following
     Section 4.3 at the end thereof:

          "SECTION 4.3. Conditions Precedent to Futuresport Loans. The obligations of the Lender to make each Futuresport Loan are subject to the following conditions precedent (in addition to those conditions precedent set forth in Section 4.2):

          (a) Security and Supporting Documentation. The Lender shall have received each of the items required by Section 5.21 of the Credit Agreement (as amended by Amendment No. 1) with respect to the production of 'Futuresport'."

(T) Section 5.13 (a)(i) of the Credit Agreement is hereby amended by adding the words "(or the case of 'Futuresport', to a location outside the United States or Canada)" immediately after the words "United States".

(U) Section 5.21(ix) of the Credit Agreement is hereby amended by adding the words "with respect to the motion picture tentatively entitled 'Futuresport' and" immediately after the words "shall not be applicable" appearing in the proviso.

(V) Section 6.21(b)(ii) of the Credit Agreement is hereby amended by adding the words "(other than 'Futuresport') immediately after the words "movie-of-the-week" and "movies-of-the-week" respectively.

(W) Article 7 of the Credit Agreement is hereby amended by adding the words "and/or the Futuresport Commitment" following word "Commitment" appearing in the third and eighth lines of the concluding paragraph of such Article 7.

          Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 3 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

          (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Corporate Guarantor and the Lender; and

          (B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

          Section 4. Fees. In consideration for the Lender entering into this Amendment and making the Futuresport Loans, on the Futuresport Closing Date, the Futuresport Borrower agrees to pay the Lender a one-time fee in the amount of $35,000.

          Section 5. Representations and Warranties. Each Credit Party represents and warrants that:

          (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

          (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

          Section 6. Further Assurances. At any time and from time to time, upon the Lender's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Lender reasonably deems necessary to effect the purposes of this Amendment.

          Section 7. Fundamental Documents. This Amendment is designated a Fundamental Document by the Lender.

          Section 8. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

          Section 9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

          Section 11. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Lender.

          Section 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment


          IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

                                            BORROWER:

                                            DOVE ENTERTAINMENT, INC.


                                            By: /s/    NEIL TOPHAM
                                                ------------------------------
                                                Name:  Neil Topham
                                                Title: Vice President & Chief
                                                       Financial Officer

                                            CORPORATE GUARANTORS:

                                            DOVE INTERNATIONAL, INC.


                                            By: /s/    NEIL TOPHAM
                                               --------------------------------
                                               Name:  Neil Topham
                                               Title: Vice President


                                            DOVE FOUR POINT, INC.


                                            By: /s/   NEIL TOPHAM
                                               --------------------------------
                                               Name:  Neil Topham
                                               Title: Vice President



                                            LENDER:


Executed in                                 THE CHASE MANHATTAN BANK, as Lender
New York, New York
On February 27, 1998


                                            By: /s/    ANN B. KERNS
                                               --------------------------------
                                               Name:  Ann B. Kerns
                                               Title: Vice President

                                                       EXHIBIT A-2 (Production)



                       FORM OF FUTURESPORT PRODUCTION NOTE


$3,289,260                                                  New York, New York
                                                       as of February 27, 1998


          FOR VALUE RECEIVED, DOVE FOUR POINT, INC., a Florida corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of THE CHASE MANHATTAN BANK (the "Lender") at the office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017-2070, in lawful money of the United States of America in immediately available funds, the principal amount of THREE MILLION TWO HUNDRED EIGHTY NINE THOUSAND TWO HUNDRED SIXTY DOLLARS ($3,289,260), or the aggregate unpaid principal amount of all Futuresport Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Obligor under the Futuresport Production Commitment pursuant to said Credit Agreement, whichever is less, on such date or dates as is required by said Credit Agreement, and to pay interest at the rates and times provided in the Credit Agreement on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office and at such times as set forth in said Credit Agreement. All amounts payable hereunder shall be payable no later than October 31, 1998.

          The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Obligor or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          The Lender may (but is not obligated to) set forth on the last page hereof such information as is designated on the last page hereof.

          This Note is the Production Note with respect to "Futuresport" referred to in that certain Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997, as amended (as the same may be further amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Obligor, the Corporate Guarantors referred to therein and The Chase Manhattan Bank, and is entitled to the benefits of, and is secured by the security interests granted in the Credit Agreement and the other security documents and guarantees referred to and described therein, which among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.



                                              DOVE FOUR POINT, INC.



                                              By: _____________________________
                                                  Name:
                                                  Title:

                               [LAST PAGE OF NOTE]


                                                                    Unpaid           Name of
                                                                    Principal        Person
                                           Payments                 Balance          Making
Date       Amount of Loan         Principal         Interest        of Note          Notation
----       --------------         ---------         --------        -------          --------



                                                     EXHIBIT A-2 (Bank Charges)


                      FORM OF FUTURESPORT BANK CHARGES NOTE


$210,740                                                    New York, New York
                                                       as of February 27, 1998


          FOR VALUE RECEIVED, DOVE FOUR POINT, INC., a Florida corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of THE CHASE MANHATTAN BANK (the "Lender") at the office of The Chase Manhattan Bank at 270 Park Avenue, New York, New York 10017-2070, in lawful money of the United States of America in immediately available funds, the principal amount of TWO HUNDRED TEN THOUSAND SEVEN HUNDRED FORTY DOLLARS ($210,740), or the aggregate unpaid principal amount of all Futuresport Loans (as defined in the Credit Agreement referred to below) made by the Lender to the Obligor under the Futuresport Bank Charges Commitment pursuant to said Credit Agreement, whichever is less, on such date or dates as is required by said Credit Agreement, and to pay interest at the rates and times provided in the Credit Agreement on the unpaid principal amount from time to time outstanding hereunder, in like money, at such office and at such times as set forth in said Credit Agreement. All amounts payable hereunder shall be payable no later than October 31, 1998.

          The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate or notice of acceleration) and diligence in collecting and bringing suit against any party hereto and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note, to first institute or exhaust such holder's remedies against the Obligor or any other party liable hereon or against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

          The Lender may (but is not obligated to) set forth on the last page hereof such information as is designated on the last page hereof.

          This Note is the Bank Charges Note with respect to "Futuresport" referred to in that certain Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997, as amended (as the same may be further amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement") among the Obligor, the Corporate Guarantors referred to therein and The Chase Manhattan Bank, and is entitled to the benefits of, and is secured by the security interests granted in the Credit Agreement and the other security documents and guarantees referred to and described therein, which among other things, contains provisions for optional and mandatory prepayment and for acceleration of the maturity hereof upon the occurrence of certain events, all as provided in the Credit Agreement.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.



                                             DOVE FOUR POINT, INC.



                                             By: _____________________________
                                                 Name:
                                                 Title:

                               [LAST PAGE OF NOTE]


                                                                            Unpaid           Name of
                                                                            Principal        Person
                                                 Payments                   Balance          Making
Date          Amount of Loan            Principal        Interest           of Note          Notation
----          --------------            ---------        --------           -------          --------

